Consolidated Statements of Operations - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net sales	$ 86,282	$ 134,242	$ 112,643
Cost of sales	76,793	125,922	113,869
Gross profit (loss)	9,489	8,320	(1,226)
Research and development expenses	26,708	38,585	43,892
Selling and administrative expenses	17,094	23,813	24,289
Restructuring charges	6,098	1,915	2,338
	49,900	64,313	70,519
Operating loss	(40,411)	(55,993)	(71,745)
Interest income	7	237	528
Interest expense	(303)	(82)
Other income, net	1,817	1,859	1,364
Net loss	$ (38,890)	$ (53,979)	$ (69,853)
Basic and diluted loss per share (in Dollars per share)	$ (0.45)	$ (0.67)	$ (0.99)
Weighted average basic and diluted common shares outstanding used in computing loss per share (in Shares)	85,810	80,991	70,721